UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23314

PIMCO Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

June 30, 2019

PIMCO Flexible Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.312.2113. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Flexible Municipal Income Fund’s Semiannual Report, which covers the period from the Fund’s inception on March 15, 2019 to June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the 6-month period ended June 30, 2019.

For the six-month period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Economic activity outside the U.S. decelerated during the reporting period. Against this backdrop, the European Central Bank (the “ECB”), the Bank of Japan and the Bank of England largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold during the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global

2	PIMCO INTERVAL FUNDS

Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

The municipal (or “muni”) market moved steadily higher, posting returns over each of the six months of the reporting period. As was the case with the taxable U.S. bond market, munis were supported by falling interest rates. All told, the Bloomberg Barclays Municipal Bond Index returned 5.09% during the six months ended June 30, 2019.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Municipal Income Fund investment, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage

4	PIMCO INTERVAL FUNDS

the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s NAV. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Fund (Cont.)

investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any), PIMCO has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Fund’s common shareholders, on the other hand.

There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including (1) the likelihood of greater volatility of the NAV of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may

6	PIMCO INTERVAL FUNDS

experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non- U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

With respect to certain securities, the Fund may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Important Information About the Fund (Cont.)

Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher- quality and rated securities. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to

8	PIMCO INTERVAL FUNDS

many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

The Fund may be subject to various risks, including, but not limited to, the following: no prior history risk, new/small fund risk, interest rate risk, municipal bond risk, municipal project-specific risk, California state-specific risk, New York state-specific risk, Puerto Rico-specific risk, insurance risk, inflation/deflation risk, call risk, credit risk, issuer risk, liquidity risk, repurchase offers risk, high yield securities risk, market risk, management risk, reinvestment risk, leverage risk, segregation and coverage risk, derivatives risk, valuation risk, counterparty risk, confidential information access risk, private placements risk, risk of regulatory changes, other investment companies risk, tax risk, potential conflicts of interest risk — allocation of investment opportunities, distribution risk, securities lending risk, portfolio turnover risk, operational risk, cybersecurity risk and non-diversification risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Diversification Status

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	—	—	Non-Diversified

SEMIANNUAL REPORT	JUNE 30, 2019	9

Important Information About the Fund (Cont.)

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, will be available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s N-PORT reports will be available on the SEC’s website at www.sec.gov and will be available without charge, upon request by calling the Fund at (844) 312-2113.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

10	PIMCO INTERVAL FUNDS

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SEMIANNUAL REPORT	JUNE 30, 2019	11

PIMCO Flexible Municipal Income Fund	Institutional Class - PMFLX

Allocation Breakdown as of 06/30/2019†§

Municipal Bonds & Notes
Ad Valorem Property Tax	13.4%
Health, Hospital & Nursing Home Revenue	11.3%
Income Tax Revenue	10.2%
College & University Revenue	9.8%
Tobacco Settlement Funded	8.5%
Industrial Revenue	5.1%
Miscellaneous Revenue	5.0%
Sales Tax Revenue	4.3%
Resource Recovery Revenue	2.6%
Electric Power & Light Revenue	2.6%
Highway Revenue Tolls	2.5%
Local or Guaranteed Housing	2.3%
Transit Revenue	2.3%
General Fund	1.9%
Natural Gas Revenue	1.8%
Lease (Appropriation)	1.7%
Sewer Revenue	1.6%
Economic Development Revenue	1.4%
Nuclear Revenue	1.1%
Other	1.7%
Short-Term Instruments	4.0%
Corporate Bonds & Notes	3.2%
Mutual Funds	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Cumulative Annual Total Return for the period ended June 30, 2019

Commencement of Operations (03/15/19)
PIMCO Flexible Municipal Income Fund Institutional Class	5.47%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

The Fund’s total annual operating expense ratio in effect as of period end, was 2.38% for Institutional Class shares. As of June 30, 2019, the Fund’s Total Effective Leverage(1) was 28%.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund	Institutional Class - PMFLX

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to absolute performance, as rates fell across the yield curve.

»	Exposure to revenue municipal bonds contributed to absolute performance, as the sector posted positive returns.

»	Exposure to bank preferred securities contributed to absolute performance, as the sector posted positive returns.

»	There were no detractors deemed to be notable during the reporting period.

SEMIANNUAL REPORT	JUNE 30, 2019	13

Financial Highlights PIMCO Flexible Municipal Income Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/15/2019 - 06/30/2019+	$10.00	$0.11	$0.44	$0.55	$(0.11)	$0.00	$0.00	$(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
**	Variable Rate MuniFund Term Preferred Shares (“VMTP”). See Note 13, Variable Rate MuniFund Term Preferred Shares, in the Notes to the Financial Statements for more information.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(c)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to VMTP shareholders and the amortization of debt issuance costs of VMTP Shares. See Note 5, Borrowings and Other Financing Transactions and Note 13, Variable Rate MuniFund Term Preferred Shares in the Notes to Financial Statements for more information.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses(c)		Expenses Excluding Waivers(c)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		VMTP Asset Coverage Per Share**	Portfolio Turnover Rate

$ 10.44	5.47%	$84,245	0.52	%*	2.43	%*	0.03	%*	1.94	%*	3.37	%*	436,980	76%

SEMIANNUAL REPORT	JUNE 30, 2019	15

Statement of Assets and Liabilities PIMCO Flexible Municipal Income Fund

(Unaudited)

June 30, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$119,263

Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Cash	1
Deposits with counterparty	25
Receivable for investments sold	592
Interest and/or dividends receivable	820
Reimbursement receivable from PIMCO	123

Total Assets	120,825

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$7,527
Variable Rate MuniFund Term Preferred Shares, at liquidation value**	24,399
Payable for investments purchased	3,868
Distributions payable to common shareholders	25
Accrued management fees	140
Other liabilities	621

Total Liabilities	36,580

Net Assets	$84,245

Net Asset Consist of:

Shares:
Par Value^	$0
Paid in capital in excess of par	82,317
Distributable earnings (accumulated loss)	1,928

Net Assets	84,245

Institutional Class	84,245

Common Shares Outstanding:

Institutional Class	8,069

Net Asset Value Per Common Share

Institutional Class	$10.44

Cost of investments in securities	$117,424

* Includes repurchase agreements of:	$560

** Includes unamortized deferred offering cost of	$601

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Municipal Income Fund

Period from March 15, 2019 to June 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$659
Dividends	10
Total Income	669

Expenses:

Management fees	140
Interest expense	82
Organizational expense	652
Total Expenses	874
Waiver and/or Reimbursement by PIMCO	(775)
Net Expenses	99

Net Investment Income (Loss)	570

Net Realized Gain (Loss):

Investments in securities	75
Short sales	49

Net Realized Gain (Loss)	124

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,823
Exchange-traded or centrally cleared financial derivative instruments	(8)

Net Change in Unrealized Appreciation (Depreciation)	1,815

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,509

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2019	17

Statement of Changes in Net Assets PIMCO Flexible Municipal Income Fund

(Amounts in thousands†)	Period from March 15, 2019 - June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$570
Net realized gain (loss)	124
Net change in unrealized appreciation (depreciation)	1,815

Net Increase (Decrease) in Net Assets Resulting from Operations	2,509

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(581)

Total Distributions to Common Shareholders(a)	(581)

Common Share Transactions*:

Receipts for shares sold	81,761
Issued as reinvestment of distributions	556
Net increase (decrease) resulting from common share transactions	82,317

Total Increase (Decrease) in Net Assets	84,245

Net Assets:

Beginning of period	0
End of period	$84,245

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Period Ended June 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,509

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(151,301)
Proceeds from sales of long-term securities	39,774
(Purchases) Proceeds from sales of short-term portfolio investments, net	(5,855)
(Increase) decrease in deposits with counterparty	(25)
(Increase) decrease in receivable for investments sold	(592)
(Increase) decrease in interest and/or dividends receivable	(820)
(Increase) decrease in reimbursement receivable from PIMCO	(123)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(9)
Increase (decrease) in payable for investments purchased	3,868
Increase (decrease) in accrued management fees	140
Proceeds from (Payments on) short sales transactions, net	49
Increase (decrease) in other liabilities	621
Net Realized (Gain) Loss
Investments in securities	(75)
Short sales	(49)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,823)
Exchange-traded or centrally cleared financial derivative instruments	8
Net amortization (accretion) on investments	17
Amortization of debt issuance cost	8
Net Cash Provided by (Used for) Operating Activities	(113,678)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	81,761
Cash distributions paid*	0
Proceeds from tender option bond transactions	10,000
Payments on tender option bond transactions	(2,473)
Proceeds on Variable Rate MuniFund Term Preferred Shares	24,391
Net Cash Received from (Used for) Financing Activities	113,679

Net Increase (Decrease) in Cash and Foreign Currency	1

Cash and Foreign Currency:

Beginning of period	0
End of period	$1
* Reinvestment of distributions	$556

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year or period	$48

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2019	19

Schedule of Investments PIMCO Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.6%

CORPORATE BONDS & NOTES 4.6%

BANKING & FINANCE 4.6%

Bank of America Corp.
5.875% due 03/15/2028 •(f)	$640	$669

Barclays PLC
8.000% due 06/15/2024 •(f)(h)	400	420

Credit Suisse Group AG
7.250% due 09/12/2025 •(f)(h)	400	430

JPMorgan Chase & Co.
4.625% due 11/01/2022 •(f)	535	519

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (c)	5,000	1,365

UBS Group Funding Switzerland AG
7.000% due 02/19/2025 •(f)(h)	430	472

Total Corporate Bonds & Notes (Cost $3,669)		3,875

MUNICIPAL BONDS & NOTES 128.9%

ALABAMA 4.2%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
6.750% due 10/01/2046 (e)	1,000	954

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
7.750% due 10/01/2046 (e)	1,000	945

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,000	1,089

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
5.250% due 05/01/2044	500	552

		3,540

ARIZONA 1.2%

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
1.900% due 01/01/2049	1,000	1,000

CALIFORNIA 8.0%

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	1,000	1,100

California Public Finance Authority Revenue Bonds, Series 2017
1.220% due 08/01/2052	1,300	1,300

Chaffey Joint Union High School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,000	1,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2047	$1,000	$1,001

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042 (a)	1,000	1,118

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	1,000	1,086

		6,704

COLORADO 2.5%

Aerotropolis Regional Transportation Authority, Colorado Revenue Bonds, Series 2019
5.000% due 12/01/2051	1,000	1,019

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,068

		2,087

CONNECTICUT 6.2%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2039	1,000	1,199

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
1.480% due 07/01/2036	4,000	4,000

		5,199

DISTRICT OF COLUMBIA 1.8%

District of Columbia General Obligation Bonds, Series 2019
5.000% due 10/15/2044	1,250	1,525

FLORIDA 7.4%

Florida Development Finance Corp. Revenue Bonds, Series 2019
1.900% due 01/01/2049	1,000	1,000
6.375% due 01/01/2049	950	926
6.500% due 01/01/2049	855	832

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,179

Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2007
1.750% due 09/01/2027	1,000	1,001

Pinellas County, Florida Health Facilities Authority Revenue Bonds, Series 2009
1.900% due 11/01/2038	1,300	1,300

		6,238

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 3.8%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	$1,000	$1,077

Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	1,000	1,037

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	1,000	1,098

		3,212

ILLINOIS 13.1%

Chicago Board of Education, Illinois General Obligation Bonds, (FGIC Insured), Series 1998
0.000% due 12/01/2028 (c)	1,245	935

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2024	1,915	2,088

Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,108
5.500% due 01/01/2049	1,000	1,137

Illinois Development Finance Authority Revenue Bonds, Series 1999
1.900% due 10/01/2029	1,250	1,250

Illinois Finance Authority Revenue Bonds, Series 2017
5.125% due 02/15/2045	250	239

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	1,050

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2021	1,000	1,070
5.000% due 12/01/2021	1,000	1,072

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,000	1,093

		11,042

INDIANA 6.0%

Indiana Finance Authority Revenue Bonds, Series 2007
1.600% due 02/01/2037	850	850

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	3,000	3,071

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
5.000% due 11/15/2046	1,000	1,158

		5,079

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.3%

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
6.500% due 11/01/2035	$1,000	$1,060

MASSACHUSETTS 1.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	1,000	1,218

MICHIGAN 4.8%

Grand Valley State University, Michigan Revenue Bonds, Series 2008
1.890% due 12/01/2031	4,000	4,000

MISSOURI 1.3%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2049	1,000	1,085

NEW HAMPSHIRE 1.2%

New Hampshire Business Finance Authority Revenue Notes, Series 2019
2.150% due 09/01/2025 (a)	1,000	1,007

NEW JERSEY 2.4%

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	1,870	2,007

NEW YORK 24.6%

New York City, New York General Obligation Bonds, Series 2010
1.950% due 03/01/2039	4,000	4,000

New York City, New York General Obligation Bonds, Series 2016
1.840% due 08/01/2044	1,250	1,250

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,119

New York City Transitional Finance Authority Future Tax Secured Revenue, New York Revenue Bonds, Series 2018
4.000% due 11/15/2046 (g)	10,000	10,975

New York State Urban Development Corp., Revenue Bonds, Series 2019
5.000% due 03/15/2042	1,000	1,208

Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,095

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	21

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	$1,000	$1,090

		20,737

OHIO 6.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	3,250	189
0.000% due 06/01/2052 (c)	10,740	337
5.125% due 06/01/2024	1,990	1,928
5.875% due 06/01/2047	1,000	982
6.500% due 06/01/2047	1,000	1,005

Ohio State Revenue Bonds, Series 2016
5.000% due 12/01/2031	1,000	1,213

		5,654

OKLAHOMA 2.8%

Oklahoma Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2047	2,000	2,341

OREGON 0.4%

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031	400	376

PENNSYLVANIA 5.3%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,000	1,130

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2015
5.000% due 12/31/2022	1,000	1,095

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,126

Pennsylvania Turnpike Commission Revenue Bonds, Series 2019
5.000% due 12/01/2039	500	593

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	500	527

		4,471

PUERTO RICO 7.2%

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2032 ^(b)	345	271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2021 ^(b)	$235	$185
5.250% due 07/01/2022 ^(b)	600	472
5.250% due 07/01/2027 ^(b)	500	394

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	235	184

Puerto Rico Electric Power Authority Revenue Notes, Series 2010
5.000% due 07/01/2020 ^(b)	600	471
5.250% due 07/01/2019 ^(b)	80	63

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	9,250	2,127
4.750% due 07/01/2053	995	970
5.000% due 07/01/2058	925	927

		6,064

RHODE ISLAND 1.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,000	1,091

SOUTH CAROLINA 1.5%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.784% due 12/01/2041	1,000	1,285

TENNESSEE 1.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,072

TEXAS 3.0%

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2016
1.160% due 11/01/2019	1,000	999

Permanent University Fund - University of Texas System Revenue Bonds, Series 2008
1.850% due 07/01/2037	1,250	1,250

Port of Port Arthur Navigation District, Texas Revenue Bonds, Series 2018
1.900% due 06/01/2049	300	300

		2,549

UTAH 4.7%

Utah County, Utah Revenue Bonds, Series 2014
1.900% due 05/15/2049	4,000	4,000

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 1.4%

Washington State General Obligation Bonds, Series 2017
5.000% due 08/01/2041	$1,000	$1,190

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	8,500	521

WISCONSIN 1.5%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	1,000	1,237

Total Municipal Bonds & Notes (Cost $106,984)		108,591

	SHARES
MUTUAL FUNDS 2.4%

BlackRock MuniHoldings Quality Fund, Inc.	30,710	382

BlackRock New York Municipal Income Trust	27,620	374

DWS Municipal Income Trust	41,860	472

MFS Municipal Income Trust	54,400	380

Nuveen Municipal High Income Opportunity Fund	27,160	379

Total Mutual Funds (Cost $1,961)		1,987

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.7%

COMMERCIAL PAPER 2.5%

District of Columbia
1.550% due 07/16/2019	$800	800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
1.550% due 07/16/2019	$500	$500

Unity Bancorp, Inc.
1.700% due 07/23/2019	850	850

		2,150

REPURCHASE AGREEMENTS (i) 0.7%
		560

SHORT-TERM NOTES 2.5%

Federal Home Loan Bank
2.130% due 07/01/2019 (c)(d)	2,100	2,100

Total Short-Term Instruments (Cost $4,810)		4,810

Total Investments in Securities (Cost $117,424)		119,263

Total Investments 141.6% (Cost $117,424)		$119,263

Variable Rate MuniFund Term Preferred Shares, at liquidation value (29.0)%		(24,399)

Financial Derivative Instruments (j) 0.0% (Cost or Premiums, net $0)		1

Other Assets and Liabilities, net (12.6)%		(10,620)

Net Assets Applicable to Common Shareholders 100.0%		$84,245

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	23

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

(e)	Security becomes interest bearing at a future date.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$560	U.S. Treasury Notes 2.250% due 03/31/2021	$(572)	$560	$560

Total Repurchase Agreements						$(572)	$560	$560

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)		Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$560	$0	$0	$560		$(572)		$(12)

Total Borrowings and Other Financing Transactions	$560	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
U.S. Treasury 30-Year Bond September Futures	09/2019	8	$	(1,245)	$(8)	$1	$0

Total Futures Contracts					$(8)	$1	$0

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0	$0	$0	$0

Cash of $25 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(8)	$(8)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,875	$0	$3,875

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	25

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

(Unaudited)

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Municipal Bonds & Notes
Alabama	$0	$3,540	$0	$3,540
Arizona	0	1,000	0	1,000
California	0	6,704	0	6,704
Colorado	0	2,087	0	2,087
Connecticut	0	5,199	0	5,199
District of Columbia	0	1,525	0	1,525
Florida	0	6,238	0	6,238
Georgia	0	3,212	0	3,212
Illinois	0	11,042	0	11,042
Indiana	0	5,079	0	5,079
Louisiana	0	1,060	0	1,060
Massachusetts	0	1,218	0	1,218
Michigan	0	4,000	0	4,000
Missouri	0	1,085	0	1,085
New Hampshire	0	1,007	0	1,007
New Jersey	0	2,007	0	2,007
New York	0	20,737	0	20,737
Ohio	0	5,654	0	5,654
Oklahoma	0	2,341	0	2,341
Oregon	0	376	0	376
Pennsylvania	0	4,471	0	4,471
Puerto Rico	0	6,064	0	6,064
Rhode Island	0	1,091	0	1,091
South Carolina	0	1,285	0	1,285
Tennessee	0	1,072	0	1,072
Texas	0	2,549	0	2,549
Utah	0	4,000	0	4,000
Washington	0	1,190	0	1,190
West Virginia	0	521	0	521
Wisconsin	0	1,237	0	1,237
Mutual Funds	1,987	0	0	1,987
Short-Term Instruments
Commercial Paper	0	2,150	0	2,150
Repurchase Agreements	0	560	0	560
Short-Term Notes	0	2,100	0	2,100
Total Investments	$1,987	$117,276	$0	$119,263

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$0	$0	$1
Total Financial Derivative Instruments	$1	$0	$0	$1
Totals	$1,988	$117,276	$0	$119,264

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

June 30, 2019

1. ORGANIZATION

PIMCO Flexible Municipal Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on November 20, 2017. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently has three separate classes of Common Shares: Institutional Class, Class A-1 and Class A-2. The Fund currently offers Institutional Class Common Shares only. Institutional Class Shares are sold at their offering price, which is net asset value per share. The Fund is not offering Class A-1 and Class A-2 Common Shares for sale at this time. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at net asset value (“NAV”), subject to approval of the Fund’s Board of Trustees (the “Board”). In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 10% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a

SEMIANNUAL REPORT	JUNE 30, 2019	27

Notes to Financial Statements (Cont.)

particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

During the period ended June 30, 2019, no Common Shares were repurchased.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

28	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2019

(b) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning

SEMIANNUAL REPORT	JUNE 30, 2019	29

Notes to Financial Statements (Cont.)

after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity

30	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2019

securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close

SEMIANNUAL REPORT	JUNE 30, 2019	31

Notes to Financial Statements (Cont.)

of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts

32	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2019

(premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity

SEMIANNUAL REPORT	JUNE 30, 2019	33

Notes to Financial Statements (Cont.)

is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

34	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2019

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by the Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a

SEMIANNUAL REPORT	JUNE 30, 2019	35

Notes to Financial Statements (Cont.)

periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of the Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to the Fund. The Fund typically invests the cash received in additional municipal bonds. The Fund account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Fund’s Statement of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Fund on an accrual basis and is shown as interest on the Statement of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statement of Operations.

The Fund may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

For the period ended June 30, 2019, the Fund’s average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

$4,208	2.23%

*	Annualized

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

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Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly a fund holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of the Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income

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markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund

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Notes to Financial Statements (Cont.)

has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

40	PIMCO INTERVAL FUNDS

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any

SEMIANNUAL REPORT	JUNE 30, 2019	41

Notes to Financial Statements (Cont.)

proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent the Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets”. Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonable necessary for the operation of the Fund, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (the “Distributor”) of the Fund’s shares.

The Fund has adopted separate Distribution and Servicing Plans for the Class A-1 and Class A-2 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares or Class A-2 Common Shares, as applicable. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-1 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-1 Common Shares) is 0.50%. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-2 Common Shares) is 0.75%. The Management Fee and Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rate as noted in the following table:

Management Fee(1)	Distribution and/or Servicing Fee(2)

All Classes	Institutional Class	Class A-1	Class A-2

0.75%	N/A	0.50%*	0.75%*

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	Calculated as a percentage of the Fund’s average daily “total managed assets” attributable to each class.
(2)	Calculated as a percentage of the Fund’s average daily net assets attributable to the applicable class.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates;

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(ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund

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Notes to Financial Statements (Cont.)

and PIMCO Flexible Credit Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the administrator, all of whom receive remuneration for their services to the Fund from the administrator or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through May 2, 2020, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Fund at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.10% of average net assets; (2) exceed the total Reimbursement Amount; or (3) include any amounts previously reimbursed to PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. For the period ended June 30, 2019, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†):

Expiring within

12 months	13 - 24 months	25 - 36 months	Total

$0	$0	$635	$635

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through December 31, 2019, to waive 100% of the management fees it is entitled to receive from the Fund pursuant to the Investment Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreement are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from the Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement. The Management Fee Waiver Agreement will continue through December 31, 2019, at which time it will terminate unless otherwise agreed to in writing by the parties. In addition, the Management Fee Waiver Agreement will terminate upon termination of the Investment Management Agreement, or it

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may be terminated by the Fund, without payment of any penalty, upon notice to PIMCO at its principal place of business. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$151,302	$39,791

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

Variable Rate MuniFund Term Preferred Shares  The Fund has a single series of Variable Rate MuniFund Term Preferred Shares (the “VMTP Shares”), Series 2022, issued on June 17, 2019. In the Fund’s Statement of Assets and Liabilities, the VMTP Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the issuance of the VMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of the VMTP Shares. The liquidation value of the VMTP Shares in the Fund’s

SEMIANNUAL REPORT	JUNE 30, 2019	45

Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities is shown as a liability and represents its liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The VMTP Shares can be redeemed in whole or in part, at their liquidation preference of $100,000 per share plus any accumulated, unpaid dividends, plus an optional redemption premium for certain optional redemptions that occur within one year of the issuance date of the VMTP Shares. The VMTP Shares are subject to a mandatory term redemption date of June 17, 2022, subject to the Fund’s right to extend the term with the consent of the holders of the VMTP Shares. There is no assurance that the term of the VMTP Shares will be extended.

Dividends paid with respect to the VMTP Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statement of Operations. For the period ended June 30, 2019, the average amount of the VMTP Shares outstanding, interest expense related to the dividends paid to VMTP Shares and the daily weighted average interest rate (calculated from issuance date), including issuance costs, can be found in the table below.

Average VMTP Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*[1]

250	$35	2.85%

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.
[1]	Annualized

The Fund is subject to certain limitations and restrictions while the VMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the VMTP Shares and any other preferred shares of the Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such Fund’s preferred shares. Under the terms of a purchase agreement between Fund and the investor in the VMTP Shares, the Fund is subject to various investment requirements while the VMTP Shares are outstanding. These requirements may be more restrictive than those to which the Fund is otherwise subject in accordance with its investment objectives and policies. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the VMTP Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act.

The Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the VMTP Shares, as set

46	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2019

forth in the Fund’s governing documents and the Act. One such requirement under the Act is that the Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for the Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference.

Holders of preferred shares of the Fund, who are entitled to one vote per share, including holders of VMTP Shares, generally vote together as one class with the common shareholders of the Fund, but Preferred shareholders vote separately as a class to elect two Trustees of the Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the 1940 Act, preferred shareholders, including holders of the VMTP Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The VMTP Shares’ Dividend Rate is determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for VMTP Shares for a given Rate Period are dependent on the Dividend Rate for that Rate Period. The Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period, and (ii) the sum of the product of the Index Rate multiplied by the Applicable Multiplier3 for such Rate Period plus 1.00%. The dividend per VMTP Share for the Rate Period is then determined as described in the table below.4

Dividend Rate		Rate Period Fraction		VMTP Shares Liquidation Preference		Dividend

		Number of days in the Rate Period (or a part thereof)

Dividend Rate	x	Divided by	x	100,000	=	Dividends per VMTP Share

		Total number of days in the year

[1]

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA Municipal Swap Index”); provided, however, if the SIFMA Municipal Swap Index is less than zero (0), the SIFMA Municipal swap Index will be deemed to be zero (0) for purposes of the determination of the Index Rate.”

[2]	The Applicable Spread for a Rate Period is a percentage per year that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares.
[3]	The Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to the VMTP Shares.
[4]	The Dividend Rate will in no event exceed 15% per year.

For the period ended June 30, 2019, the annualized dividend rate on the VMTP Shares ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of June 30, 2019

PIMCO Flexible Municipal Income Fund

Series 2022	250	2.900%	2.710%	2.900%

SEMIANNUAL REPORT	JUNE 30, 2019	47

Notes to Financial Statements (Cont.)

14. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Period from March 15, 2019 - June 30, 2019

	Shares	Amount

Receipts for shares sold

Institutional Class	8,016	$81,761

Issued as reinvestment of distributions

Institutional Class	53	556

Net increase (decrease) resulting from Fund share transactions	8,069	$82,317

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 70% of the Fund. One of the shareholders is a related party and comprises 43% of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Fund or Adviser.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

48	PIMCO INTERVAL FUNDS

(Unaudited)

June 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$117,424	$1,913	$(82)	$1,831

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2019	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
TBA	To-Be-Announced

50	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreement

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not “interested persons” of PIMCO Flexible Municipal Income Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At an in-person meeting held on June 18, 2019 (the “Approval Meeting”), the Board, including the Independent Trustees, formally considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2019.

The Fund commenced operations on March 15, 2019 and the Board’s initial approval of the Agreement was March 21, 2018 (“Initial Approval Meeting”). During the Initial Approval Meeting, the Contracts Committee of the Board (the “Committee”) of the Board held a separate in-person meeting on March 21, 2018 and formally considered and recommended to the Board the approval of the Agreement. On September 26, 2017, the Trustees held a meeting at which the Trustees received a preliminary presentation from PIMCO regarding the Fund. On March 13, 2018, PIMCO provided materials to the Committee for its consideration of the Agreement in response to a request from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), as well as other materials and information PIMCO believed was useful in evaluating the approval of the Agreement.

In addition to the Initial Approval Meeting and the Approval Meeting, the annual contract review process with respect to the Agreement also involved multiple planning discussions and meetings of the Committee to ensure that (i) PIMCO would have time to respond to any questions from the Independent Trustees resulting from their initial review of the contract review materials and (ii) the Independent Trustees would have time to consider those responses (the Initial Approval Meeting and the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from Independent Counsel, and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

In evaluating the Agreement at the Initial Approval Meeting and the Contract Renewal Meetings, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and financial condition as they relate to the Fund.

The Trustees’ conclusions as to the initial approval and continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result

SEMIANNUAL REPORT	JUNE 30, 2019	51

Approval of Investment Management Agreement (Cont.)

of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Fund. The Independent Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; employee compensation; and the operational infrastructure, including technology and systems, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Fund for which it is entitled to reasonable compensation. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered PIMCO’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that PIMCO would otherwise be able to provide services to the Fund of sufficient extent and quality.

52	PIMCO INTERVAL FUNDS

(Unaudited)

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Agreement, the Trustees noted that the Fund commenced operations on March 15, 2019 and that they had previously considered and received, among other things, information regarding the Fund’s relative fees and expenses versus peer funds in connection with the Board’s initial approval of the Agreement on March 21, 2018. Accordingly, the Trustees noted that historic fee and expense and other comparative information was not provided for the Fund in conjunction with the Contract Renewal Meetings in light of the Fund’s limited operating history. Therefore, the Trustees also considered the information reviewed as a part of the initial approval of the investment management agreement.

Initial Approval of the Agreement

At the Initial Approval Meeting, in assessing the reasonableness of the Fund’s proposed fees under the proposed Agreement, the Trustees considered, among other information, the Fund’s management fee as a percentage of total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings, tender option bonds and preferred shares that may be outstanding) and its estimated total expense ratio (calculated as a percentage of common share net assets and excluding interest expense, and before the application of expense limitation) to those of comparable funds. The Trustees noted that PIMCO identified three PIMCO-sponsored exchange-traded closed-end funds, PIMCO Municipal Income Fund (“PMF”), PIMCO Municipal Income Fund II (“PML”) and PIMCO Municipal Income Fund III (“PMX”), with investment strategies that are similar, but not identical, to the Fund for comparative purposes. The Trustees took note that the Fund, as a closed-end interval fund, differs from an exchange-traded closed-end fund, including with respect to the level of attention and resources required in day-to-day management and oversight, because, among other differences, an interval fund is continuously offered and conducts periodic repurchase offers, which requires management of asset inflows and outflows that generally do not apply to exchange-traded closed-end funds. The Trustees also noted that the grouping of comparable funds also includes a composite of funds, the Broadridge General and Insured Municipal Debt Funds (Leveraged) Average, which is the group of exchange-traded closed-end funds in which PMF, PML and PMX are included by Broadridge Financial Solutions, Inc. (“Broadridge”). The Trustees noted that information regarding a comparable open-end fund sub-advised by PIMCO was also provided. The Trustees took note that PIMCO has not identified any existing interval funds with investment objectives and strategies that are substantially similar to those of the Fund. The fund-specific fee and expense results discussed below were compiled by PIMCO based on information from Broadridge, and were not independently verified by the Board.

The Trustees specifically took note of how the Fund was expected to compare to the comparable funds as to performance, management fee expense, and total expense ratio, where applicable. The Trustees noted that, while the Fund is not currently charged a separate administration fee (recognizing that the management fees include a component for supervisory and administrative services under the unitary fee arrangement), it was not clear in all cases whether the peer funds in the Broadridge General and Insured Municipal Debt Funds (Leveraged) Average were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Fund’s unitary fee arrangement would cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below.

SEMIANNUAL REPORT	JUNE 30, 2019	53

Approval of Investment Management Agreement (Cont.)

The Trustees took into account that the Fund’s unitary fee arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of the Broadridge General and Insured Municipal Debt Funds (Leveraged) Average, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee (while recognizing that PMF, PML and PMX have a unitary management fee).

Among other information, the Trustees considered the estimated total expense ratio (calculated as a percentage of common share net assets and excluding interest expense, and before expense limitation) of the Fund compared to the total expenses of PMF, PML, PMX, the Broadridge General and Insured Municipal Debt Funds (Leveraged) Average, and the comparable sub-advised open-end fund, recognizing that fees for management and administrative services would be included within the total expense ratios. It was noted that the Fund’s estimated total expense ratio is higher than PMF’s, PML’s, PMX’s, and the Broadridge General and Insured Municipal Debt Funds (Leveraged) Average’s total expense ratios, and the comparable sub-advised open-end fund’s total expense ratio.

The Trustees also considered the management fee (based on total managed assets) charged by PIMCO to PMF, PML and PMX to the proposed management fee of the Fund. The Trustees noted that the management fee paid by the Fund is higher than the management fees paid by PMF, PML and PMX, but were advised by PIMCO that there are additional portfolio management challenges in managing a closed-end interval fund such as the Fund, such as those associated with being continuously offered, managing daily inflows of shareholder subscriptions, and the quarterly repurchases of common shares. The Trustees noted that the management fee to be paid by the Fund is higher than the comparable sub-advised open-end fund’s management fees, but concluded that based on the information provided by PIMCO that closed-end interval funds are different products than registered open-end funds with different types of opportunities available in financial markets (including investments in more complex, less liquid and esoteric structures), differences in the pricing structures of these products are to be expected. Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to a third party fund, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Fund. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

Renewal of the Agreement

At the Contract Renewal Meetings, the Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through May 2, 2020, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s average daily net assets. The Trustees considered that PIMCO is

54	PIMCO INTERVAL FUNDS

(Unaudited)

entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions. The Trustees also noted that, pursuant to a management fee waiver agreement between the Fund and PIMCO, PIMCO has contractually agreed, from March 15, 2019 through September 14, 2019, to waive 100% of the management fees it is entitled to receive from the Fund pursuant to the Agreement.

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (including tender option bonds and any Variable Rate MuniFund Term Preferred Shares), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. Because of the limited operational history for the Fund, the Trustees considered information provided by PIMCO and related presentations at the Initial Approval Meeting and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted PIMCO’s view that the unitary fee arrangement has benefited and will continue to benefit common shareholders because it provides a management fee expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of managed assets (including assets attributable to preferred shares and certain other forms of leverage), making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

The Trustees noted that historic performance and other comparative information was not provided for the Fund, because the Fund commenced operations in March 2019 and accordingly had a limited operating history. At the Initial Approval Meeting, the Trustees reviewed, among other information, information showing historical performance (based on net asset value and net of fees) of the comparable funds for the one-year, three-year, five-year and ten-year periods ended December 31, 2017, where applicable.

SEMIANNUAL REPORT	JUNE 30, 2019	55

Approval of Investment Management Agreement (Cont.)

(Unaudited)

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, PIMCO’s estimated pro forma pre-distribution operating margin for the Fund’s first year of operations. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees took into account that the Fund does not currently have any breakpoints in its management fees. The Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, and (iii) changes in leverage, all of which results in more complex portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds. The Trustees noted that PIMCO shares the benefits of potential economies of scale with the Fund and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unitary fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Fund’s unitary fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangement protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of the Fund and its shareholders, and should be approved.

56	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4002SAR_063019

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on this Form N-CSR.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Municipal Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2019